SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 14, 2020
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SCIENTIFIC INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive
Bohemia, New York 11716
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(Address of principal executive offices)

(631) 567-4700
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(Registrant's telephone number, including area code)

Not Applicable
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(Former name or former address, if changed since last report)

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 14, 2020, the Company terminated Mr. Brookman P. March, who had been the Company’s Vice President-Corporate Strategy and Vice President of Sales for the Company’s wholly-owned subsidiary, Altamira Instruments, Inc. Pursuant to the employment agreement between the Company and Mr. March, the company is obligated to pay severance pay for one year from the termination date plus health and insurance benefits.

ITEM 9.01 Financial Statements and Exhibits

(a) and (b) not applicable

(c) exhibits

Exhibit No.	Description
10(I)-8	Copy of Termination Notice

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: February 14, 2020	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer